Exhibit 99.5

                             IMPAC INFRARED LIMITED

                   DIRECTOR'S REPORT AND FINANCIAL STATEMENTS

                               FOR THE YEAR ENDED
                                28 FEBRUARY 2002

                            COMPANY NUMBER: 03624461

                             IMPAC INFRARED LIMITED

                               COMPANY INFORMATION


DIRECTOR                            R. Breternitz

SECRETARY                           K. Breternitz

COMPANY NUMBER                      03624461

REGISTERED OFFICE                   5 Ridge House
                                    Ridge House Drive
                                    Festival Park
                                    Stoke on Trent

AUDITORS                            Bentley Jennison
                                    Chartered Accountants & Registered Auditors
                                    5 Ridge House
                                    Ridge House Drive
                                    Festival Park
                                    Stoke on Trent
                                    ST1 5SJ

BANKERS                             The Royal Bank of Scotland pic
                                    Trinity Parade
                                    Trinity Street
                                    Hanley
                                    Stoke on Trent
                                    ST1 5SL

                             IMPAC INFRARED LIMITED

                                    CONTENTS

                                                                           Page
Director's report                                                             1

Auditor's report                                                            2-3

Profit and loss account                                                       4

Balance sheet                                                                 5

Notes to the financial statements                                           6-9

The following pages do not form part of the statutory accounts:

Detailed profit and loss account and summaries                            10-12

                             IMPAC INFRARED LIMITED

                                DIRECTOR'S REPORT
                       For the year ended 28 February 2002

The director presents his report and the financial statements for the year ended 28 February 2002.

STATEMENT OF DIRECTOR'S RESPONSIBILITIES

Company law requires the director to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statement, the director is required to:

      select suitable accounting policies and then apply them consistently; make judgments and estimates that are reasonable and prudent;
      prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The director is responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable him to ensure that the financial statements comply with the Companies Act 1985. He is also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

PRINCIPAL ACTIVITIES

The principal activity of the company is retail sales of temperature measuring equipment.

DIRECTOR

The director who served during the year was:

R. Breternitz

The director's beneficial interest in the company was by virtue of his 15% shareholding in the 1,600,000 DM issued shared capital of the parent company.

AUDITORS

The auditors, Bentley Jennison, will be proposed for reappointment in accordance with section 385 of the Companies Act 1985.

The report of the director has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

The report was approved by the board on 21 August 2002 and signed on its behalf.


K. Breternitz
Secretary

                             IMPAC INFRARED LIMITED

               INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDER OF
                             IMPAC INFRARED LIMITED

We have audited the financial statements of Impac Infrared Limited for the year ended 28 February 2002 set out on pages 4 to 9. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002) under the historical cost convention and the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the Statement of Director's Responsibilities the company's director is responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Director's Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Director's Report and consider the implications of our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the director in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 28 February 2002 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


Bentley Jennison

Chartered Accountants
Registered Auditors

5 Ridge House
Ridge House Drive
Festival Park
Stoke on Trent
ST1 5SJ

                             IMPAC INFRARED LIMITED

                             PROFIT AND LOSS ACCOUNT
                        For the year ended February 2002

                                                             2002          2001
--------------------------------------------------------------------------------
                                                Note       (pound)       (pound)
TURNOVER                                           1       44,927         9,701
Cost of sales                                              (2,139)           --
--------------------------------------------------------------------------------
GROSS PROFIT                                               42,788         9,701
Administrative expenses                                   (57,099)      (67,097)
--------------------------------------------------------------------------------
OPERATING LOSS                                     2      (14,311)      (57,396)
Interest payable                                               (2)           (2)
--------------------------------------------------------------------------------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION               (14,313)      (57,398)
TAX ON LOSS ON ORDINARY ACTIVITIES                             --            --
--------------------------------------------------------------------------------
RETAINED LOSS FOR THE FINANCIAL YEAR                      (14,313)      (57,398)
LOSS BROUGHT FORWARD                                      (85,186)      (27,788)
--------------------------------------------------------------------------------
LOSS CARRIED FORWARD                                      (99,499)      (85,186)
================================================================================
The notes on page 6 to 9 form part of these financial statements.

                             IMPAC INFRARED LIMITED

                                  BALANCE SHEET
                               As at February 2002


                                                      2002                       2001
----------------------------------------------------------------------------------------------------
                                         Note       (pound)      (pound)       (pound)       (pound)
Fixed Assets
Tangible fixed assets                      3                      3,062                       1,872
Current assets
Stocks                                                 --                       2,139
Debtors                                    4        4,825                       5,773
Cash at bank and in hand                            7,313                       4,995
----------------------------------------------------------------------------------------------------
                                                   12,138                      12,907
Creditors: amounts falling due
within one year                            5       (4,765)                    (14,965)
----------------------------------------------------------------------------------------------------
Net current assets (liabilities)                                  7,373                      (2,058)
----------------------------------------------------------------------------------------------------
Total assets less current                                        10,435                        (186)
liabilities
Creditors: amounts falling due
after more than one year                   6                    (89,934)                    (65,000)
----------------------------------------------------------------------------------------------------
Net liabilities                                                 (79,499)                    (65,186)
====================================================================================================
Capital and Reserves
Called up share capital                    7                     20,000                      20,000
Profit and loss account                                         (99,499)                    (85,186)
----------------------------------------------------------------------------------------------------
Shareholders' funds                                             (79,499)                    (65,186)
====================================================================================================

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

The financial statements were approved by the board on 21 August 2002 and signed on its behalf.


R. Breternitz
Director

The notes on pages 6 to 9 form part of these financial statements.

                             IMPAC INFRARED LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                        For the year ended February 2002

1.    ACCOUNTING POLICIES

      1.1   Basis of preparation of financial statements

            The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002) and on the going concern basis. This is considered appropriate as ongoing financial support is given by the parent company. The financial statements do not include any adjustments that would be necessary if this financial support was withdrawn.

      1.2   Cash Flow

            The financial statements do not include a cash flow statement because the company, as a small reporting entity, is exempt from the requirement to prepare such a statement under the Financial Reporting Standard for Smaller Entities (effective June 2002).

      1.3   Turnover

            Turnover comprises the invoiced value of goods and services supplied by the company, exclusive of Value Added Tax and trade discounts.

      1.4   Tangible fixed assets and depreciation

            Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following basis:

                        Plant and equipment               25% reducing balance

      1.5   Foreign currencies

            Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate ruling on the rate of the transaction. Exchange differences are taken into account in arriving at the operating loss.

                             IMPAC INFRARED LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                        For the year ended February 2002

2.    OPERATING LOSS

      The operating loss is stated after charging:

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Depreciation of tangible fixed assets:
      Owned by the company                               1,020             624
      Auditors' remuneration                               440             420
      Pension costs                                        927           2,226
      ========================================================================

      During the year, the director did not receive any emoluments (2001 - (pound)nil).

3.    TANGIBLE FIXED ASSETS

                                                                     Plant and
                                                                     machinery
      ------------------------------------------------------------------------
                                                                       (pound)
      Cost
      At 1 March 2001                                                    2,731
      Additions                                                          2,210
      ------------------------------------------------------------------------
      At 28 February 2002                                                4,941
      ------------------------------------------------------------------------
      Depreciation
      At 1 March 2001                                                      859
      Charge for the year                                                1,020
      ------------------------------------------------------------------------
      At 28 February 2002                                                1,879
      ------------------------------------------------------------------------
      Net book value
      At 28 February 2002                                                3,062
      ========================================================================
      At 28 February 2001                                                1,872
      ========================================================================

                             IMPAC INFRARED LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                        For the year ended February 2002

4.    DEBTORS

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Due within one year
      Other debtors                                      4,825           5,773
      ========================================================================

5.    CREDITORS

      Amounts falling due within one year

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Trade creditors                                       --           1,122
      Amounts owed to group undertakings                 3,092          10,500
      Social security and other taxes                       --           1,091
      Other creditors                                    1,673           2,252
      ------------------------------------------------------------------------
                                                         4,765          14,965
      ========================================================================

6.   CREDITORS

     Amounts falling due after more than one year

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Amounts owed to group undertakings                89,934          65,000
      ========================================================================

7.    SHARE CAPITAL

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Authorized
      100,000 ordinary shares of (pound)1 each         100,000         100,000
      ========================================================================
      Allotted, called up and fully paid
      20,000 ordinary shares of (pound)1 each           20,000          20,000
      ========================================================================

                             IMPAC INFRARED LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                        For the year ended February 2002

8.    RELATED PARTY TRANSACTIONS

      The company is controlled by Impac Electronic GmbH.

                                                         2002            2001
      ------------------------------------------------------------------------
                                                       (pound)         (pound)
      Amount due to parent undertaking                  93,026          75,500
      Commission receivable                             24,794           9,701
      Purchases from parent company                         --           2,139
      ========================================================================

9.    ULTIMATE PARENT UNDERTAKING AND CONTROLLING PARTY

      The company's ultimate parent undertaking at the balance sheet date was Impac Electronic GmbH, a company incorporated in Germany.

                             IMPAC INFRARED LIMITED

                  DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
                        For the year ended February 2002

                                                             2002          2001
--------------------------------------------------------------------------------
                                                Page       (pound)       (pound)
TURNOVER                                           9       44,927         9,701
Cost of sales                                      9       (2,139)           --
--------------------------------------------------------------------------------
GROSS PROFIT                                               42,788         9,701
Gross profit %                                               95.2%        100.0%
Less: OVERHEADS
Administrative expenses                            9      (57,099)      (67,097)
--------------------------------------------------------------------------------
OPERATING LOSS                                            (14,311)      (57,396)
Interest payable                                   9           (2)           (2)
--------------------------------------------------------------------------------
LOSS FOR THE YEAR                                         (14,311)      (57,398)
================================================================================

                             IMPAC INFRARED LIMITED

                        SCHEDULE TO THE DETAILED ACCOUNTS
                        For the year ended February 2002

                                                          2002             2001
-------------------------------------------------------------------------------
                                                        (pound)          (pound)
TURNOVER
Sales                                                    44,927           9,701
===============================================================================

                                                          2002             2001
-------------------------------------------------------------------------------
                                                        (pound)          (pound)
COST OF SALES
Opening stocks                                            2,139              --
Closing stocks - finished goods                              --          (2,139)
Purchases - raw materials                                    --           2,139
-------------------------------------------------------------------------------
                                                          2,139              --
===============================================================================

                                                          2002             2001
-------------------------------------------------------------------------------
                                                        (pound)          (pound)
ADMINISTRATIVE EXPENSES
Staff pensions                                              927           2,226
Auditors' remuneration                                      440             420
Rent - operating leases                                  12,675           2,056
Depreciation - plant and machinery                        1,020             624
Staff salaries                                           14,643          35,614
Staff private health insurance                               --             414
Compensation for loss of office as employee               6,960              --
Motor running costs                                       3,407           9,005
Entertainment                                                --              72
Hotels, travel and subsistence                            1,045           3,815
Printing and stationary                                   1,219           1,253
Postage                                                      41             289
Telephone and fax                                         2,537           1,964
Advertising and promotion                                 6,759           4,019
Trade subscriptions                                          --             145
Legal and professional                                      300              --
Accountancy fees                                          3,305           2,830
Bank charges                                                336             120
Difference on foreign exchange                                1              --
Sundry expenses                                             249              97
Insurances                                                1,040           1,948
Repairs and maintenance                                     195             166
Credit card charges                                          --              20
-------------------------------------------------------------------------------
                                                         57,099          67,097
===============================================================================

                             IMPAC INFRARED LIMITED

                        SCHEDULE TO THE DETAILED ACCOUNTS
                        For the year ended February 2002

                                                          2002             2001
-------------------------------------------------------------------------------
                                                        (pound)          (pound)
INTEREST PAYABLE
Bank overdraft interest payable                               2               2
===============================================================================